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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): December 14, 2006

                         INTERVEST MORTGAGE CORPORATION
               (Exact Name of Registrant as Specified in Charter)

          New  York                                             13-3415815
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                    Identification Number)


       One Rockefeller Plaza, Suite 400 New York, New York     10020-2002
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                 (Address of Principal Executive Offices)     (Zip Code)


       Registrant's Telephone Number Including Area Code:  (212) 218-2800
                                                           --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On December 14, 2006, the Board of Directors of Intervest Mortgage Corporation's parent company, Intervest Bancshares Corporation, approved an increase in the annual base salary of Mr. Lowell S. Dansker, who serves as Chairman and Chief Executive Officer of both Intervest Mortgage Corporation and Intervest Bancshares Corporation. Effective as of January 1, 2007, Mr. Dansker will receive an annual base salary of $750,000. Of this amount, $375,000 per annum, or 50%, will be paid to Mr. Dansker by Intervest Mortgage Corporation.

On December 14, 2006, the Board of Directors of Intervest Mortgage Corporation's parent company, Intervest Bancshares Corporation, also approved the award of a cash bonus to Mr. Dansker in the amount of $200,000, with such bonus to be paid to Mr. Dansker on or before December 31, 2006. Of this amount, $100,000, or 50%, will be paid to Mr. Dansker by Intervest Mortgage Corporation.

On December 14, 2006, the Board of Directors of Intervest Mortgage Corporation's parent company, Intervest Bancshares Corporation, also approved the award of cash bonuses to other executive officers of Intervest Mortgage Corporation as follows: $10,000 to Mr. Stephen A. Helman, Vice President; and $7,500 to Mr. John Hoffmann, Vice President and Chief Financial Officer. These amounts will be paid by Intervest Mortgage Corporation.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              INTERVEST MORTGAGE CORPORATION

Date: December 19, 2006                  By:  /s/ Lowell S. Dansker
                                         --------------------------
                                         LOWELL S. DANSKER, CHAIRMAN AND
                                         EXECUTIVE VICE PRESIDENT (PRINCIPAL
                                         EXECUTIVE OFFICER)



Date: December 19, 2006                  By: /s/ John Hoffmann
                                         ---------------------
                                         JOHN HOFFMANN, CHIEF FINANCIAL OFFICER
                                         (PRINCIPAL FINANCIAL OFFICER)